UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2015

FBEC Worldwide, Inc.

(Exact name of registrant as specified in its charter)

714-462-9404

(Registrant's telephone number, including area code)

Wyoming	000-52297	47-3855542
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1621 Central Ave

Cheyenne, WY 82001

(Address of principal executive offices) (Zip Code)

Frontier Beverage Company, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 29, 2015 the Company entered into a Letter of Intent, Intellectual Property Purchase Agreement, Consulting Agreement, and Royalty Agreement with G. Randall & Sons, Inc. These agreements provide for the asset purchase of the proprietary hemp-based formula used in the Company’s beverage energy shot. G. Randall and Sons will provide ongoing consulting services in blending new formula(s) and working directly with FBEC to improve and blend existing formulas. The Company purchased the asset for $50,000. The purchase includes a $15,000 cash payment and $35,000 8% Convertible Note with a 6 month maturity date and conversion features of 75% of the average closing price 20 days previous to conversion. This represents a 25% discount to the average closing price 20 days previous to conversion. Please refer to Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5.

Dr. Strause received her B.S. in Biology from the University of California, San Diego and her Ph.D. in Neurophysiology from the University of California, Santa Barbara. She maintains an Adjunct Professor Appointment at the University of California, San Diego where she currently teaches Human Nutrition courses. She is an invited public speaker regarding “Conduct of Clinical Trials” to “Ethical Considerations regarding Life Threatening Diseases”. Dr. Strause is the Co-Founder of G. Randall and Sons, Inc. where their mission is to provide education and research to support their products and be a resource to the continuous review of product quality, collection of data, and customer satisfaction.

Item 3.02 Unregistered Sales of Equity Securities.

On June 29, 2015, the Company issued an 8% interest bearing Convertible Promissory Note in the principal amount of $35,000 to G. Randall & Sons, Inc., a California company("GR&S"). The note does not include an Original Issuer Discount (OID). Pursuant to the terms of the convertible promissory note, the 6 month maturity date is January 30, 2016 and the holders have the right to convert any portion of the principal amount thereof at a 25% discount to the to the average closing price of the previous twenty (20) days prior to a Conversion Notice submitted to the Issuer’s Transfer Agent. Refer to Exhibit 10.5.

Exhibit No.	Description of Exhibit
10.1	Letter of Intent with G. Randall & Sons, Inc. dated June 29, 2015
10.2	Intellectual Property Purchase Agreement with G. Randall & Sons, Inc. dated June 29, 2015
10.3	Royalty Agreement with G. Randall & Sons, Inc. dated June 29, 2015
10.4	Consulting Agreement with G. Randall & Sons, Inc. dated June 29, 2015
10.5	Convertible Note with G. Randall & Sons, Inc. dated June 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBEC WORLDWIDE, INC.

/s/ Robert S. Sand

Robert Sand, Chairman and Chief Executive Officer

June 30, 2015

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